                                                                                                   EXHIBIT 32.1

Certification of Principal Executive Officer

Pursuant to 18 U.S.C. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

The undersigned, Chief Executive Officer and Principal Financial Officer, of NU-MED PLUS, INC. (the "Registrant") do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge, based upon a review of the Annual Report on Form 10-K for the period ended December 31, 2015 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

 (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  April 13, 2016

By:  /s/ Jeffrey L. Robins

  Jeffrey L. Robins

  Chief Executive Officer

By: /s/ Keith L. Merrell

Principal Financial Officer

 * A signed original of this written statement required by Section 906 has been provided to NU-MED PLUS, INC. and will be retained by NU-MED PLUS, INC. and furnished to the Securities Exchange Commission or its staff upon request.